HORIZONS ETF TRUST I

(the “Trust”)

Horizons DAX Germany ETF (DAX)

(the “Fund”)

Supplement dated August 1, 2017 to the Fund’s Currently Effective Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Prospectus dated February 28, 2017 for the Fund, a series of the Trust, and should be read in conjunction with that document.

Effective immediately, on page 1 of the Prospectus in the section “Summary Information – Horizons DAX Germany ETF”, “0.45%” after the Management Fee is replaced with “0.20%”; a note “(2)” is added following “Total Annual Fund Operating Expense”; and the following note (2) is added after note (1) in the expense table:

Horizons ETFs Management (US) LLC, the investment adviser to the Fund, has contractually agreed to waive a portion of its Management Fee, which is 0.45% of the average daily net assets of the Fund, and/or reimburse fees or expenses to 0.20% of the average daily net assets of the Fund until July 31, 2018.

Effective immediately, on page 41 of the Prospectus, the following sentence is added to the end of the second sentence in the second paragraph under the section “Fund Management”:

With respect to the Horizons DAX Germany ETF, the Adviser has contractually agreed to waive a portion of its Management Fee and/or reimburse fees or expenses to 0.20% of the average daily net assets of the Fund until July 31, 2018.

Please call 844.723.8637 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE